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                                  UNITED STATES
                       SECURITIIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K

                                 CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934





Date of Report (Date of earliest reported):  March 13, 2002

                           CARRIER1 INTERNATIONAL S.A.
             (Exact name of registrant as specified in its chapter)



         LUXEMBOURG                    001-15693                  98-0199626
(State or other jurisdiction       (Commission File             (IRS Employer
     of incorporation)                  Number)               Identification No.


            ROUTE D'ARLON 3
      L-8009 STRASSEN, LUXEMBOURG                          (Zip Code)
(Address of principal executive offices)


Registrant's telephone number, including area code:   +352 453 113
                                                     (c/o Ma. Alain Rukavina)


         In this report "Carrier1 International" refers to Carrier1 International S.A., a societe anonyme organized under the laws of the Grand Duchy of Luxembourg.


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ITEM 5.  OTHER EVENTS

         On March 14, 2002, Carrier1 International issued an AD HOC release, dated March 13, 2002, through the Frankfurt Neuer Markt announcing certain information, as more fully described in the text of the AD HOC release, a copy of which is filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired. Not applicable.

(b)      Pro forma financial information. Not applicable.

(c)      Exhibits
         99.1 Ad hoc Release dated March 13, 2002


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 14, 2002                    CARRIER1 INTERNATIONAL S.A.


                                  By: /s/ Alain Rukavina
                                      -------------------------------
                                  Name:  Alain Rukavina
                                  Title: Official Receiver (CURATEUR)







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